LORD ASSET MANAGEMENT TRUST
Thomas White International Fund
TWWDX (Investor Class)
TWWIX (Class I)
Thomas White American Opportunities Fund
TWAOX (Investor Class)
(each, a “Fund” and collectively, the “Funds”)
Supplement Dated November 21, 2022 to the Summary Prospectuses and Prospectus Dated March 1, 2022
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Upon the recommendation of Thomas White International, Ltd. (the “Adviser”), the Board of Trustees has determined that it is in the best interests of each of the Thomas White International Fund and Thomas White American Opportunities Fund to redeem all the shares of each Fund outstanding on or about December 28, 2022 (the “Liquidation Date”), and then to terminate the Fund.

Effective November 22, 2022, each Fund is closed to additional investment. Prior to the Liquidation Date, shareholders of the Funds may redeem (sell) their Fund shares as described in the prospectus. Redemption fees applicable to redemptions of Fund shares held for less than sixty days are suspended effective immediately. On the Liquidation Date, any shares of the Funds that have not been redeemed will be redeemed automatically at their net asset value per share on that date.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund’s transfer agent by telephone at 1-800-811-0535 (toll free) prior to the Liquidation Date of your intent to rollover your IRA account to avoid withholding deductions from your redemption proceeds.

In addition, each Fund will temporarily (i.e., until the Liquidation Date) depart from its principal investment strategies and the Adviser will convert each Fund’s portfolio holdings to cash, cash equivalents, and money market instruments, as described in the prospectus, in order to raise cash for the liquidation and any redemptions by shareholders prior thereto.

Shareholder inquiries should be directed to the Fund at 1-800-811-0535 (toll free).

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Please retain this supplement with your Summary Prospectus or Prospectus for future reference.